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                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE

In re

RESORTS INTERNATIONAL, INC., a Delaware corporation, and GGRI, INC., a Delaware corporation, formerly known as Griffin Resorts, Inc.,

     Debtors.



Case Nos. _______________
                and
          _______________
Jointly Administered
Under Case No. _________________

                Chapter 11

MASTER BALLOT TO CAST VOTES TO ACCEPT OR REJECT THE JOINT PLAN OF REORGANIZATION PROPOSED BY RESORTS INTERNATIONAL, INC., GGRI, INC., RESORTS INTERNATIONAL HOTEL INC., RESORTS INTERNATIONAL HOTEL FINANCING, INC., AND P. I. RESORTS LIMITED

             RESORTS INTERNATIONAL, INC. COMMON STOCK MASTER BALLOT
       RESORTS INTERNATIONAL, INC. COMMON STOCK, PAR VALUE $.01 PER SHARE
                                  (RII CLASS 7)


     Resorts International, Inc. ("RII"), GGRI, Inc. ("GRI"), Resorts International Hotel, Inc.("RIH"), Resorts International Hotel Financing, Inc. ("RIHF"), and P. I. Resorts Limited ("PIRL") are soliciting the votes of your beneficial owners with respect to the prepackaged joint plan of reorganization under chapter 11 of the Bankruptcy Code for RII and GRI (collectively, the "Debtors" or the "Company") which is proposed by RII, GRI, RIH, RIHF and PIRL (the "Plan") and is attached as Appendix A to the accompanying Information Statement/Prospectus dated January ___, 1994 (the "Information Statement"). Please read the Information Statement carefully before you vote.


     This Resorts International, Inc. Common Stock Master Ballot (the "Master Ballot") may not be used for any purpose other than for casting votes to accept or reject the Plan.


     This Master Ballot is to be used by brokers, proxy intermediaries, or other nominees for casting votes on the Plan on behalf of beneficial owners of shares of Resorts International, Inc. Common Stock, par value $.01 per share (the "Common Stock").



     The record date (the "Voting Record Date") for purposes of determining which holders of Common Stock are eligible to vote on the Plan is January 10, 1994. Only holders of Common Stock in whose names such securities are registered on the books of the Company on the Voting Record Date or any person who has obtained a properly completed proxy from such person are eligible to cast Master Ballots relating to the Plan. Holders of


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Common Stock who purchased such securities or whose purchase of such securities is registered after the Voting Record Date who wish to vote on the Plan must arrange with their seller to receive a proxy from the holder of record on such date. A validly executed ballot submitted by a holder which does not indicate whether such holder accepts or rejects the Plan is deemed to be and should be counted as an acceptance of the Plan.


     PLEASE READ AND FOLLOW THE ATTACHED INSTRUCTIONS CAREFULLY. COMPLETE, SIGN AND DATE THIS MASTER BALLOT AND ARRANGE FOR ITS DELIVERY SO THAT IT IS RECEIVED BY HILL AND KNOWLTON, INC. (THE "SOLICITATION AGENT") BY 5:00 P.M., NEW YORK CITY TIME, ON __________________, 1994 (THE "VOTING DEADLINE").


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ITEM 1: TABULATION OF VOTES WITH RESPECT TO THE PLAN.


     A beneficial owner may not split its vote on the Plan. A beneficial owner must vote its entire Interest Amount to accept or reject the Plan. Also if such beneficial owner holds RII Common Stock in multiple accounts, it must vote all of its interests within a single class under the Plan to accept or reject the Plan. Thus, a beneficial owner may not split its vote on the Plan in any way (either on a single Ballot or on multiple Ballots) with respect to its RII Common Stock Interest.



     A Resorts International, Inc. Common Stock Ballot (the "Ballot") received from a beneficial owner that partially accepts and partially rejects the Plan should not be counted. For purposes of computing the vote, each voting beneficial owner should be deemed to have voted the full amount of its claim according to your records. Additionally, a validly executed Ballot which does not indicate either an acceptance or rejection of the Plan should be counted as a vote for the Plan.




     The undersigned certifies that ________ (INSERT THE NUMBER OF DIFFERENT BENEFICIAL OWNERS) beneficial owners of Common Stock in the aggregate amount of __________ shares, as identified by their respective customer account numbers set forth below, have delivered to the undersigned Ballots casting votes to ACCEPT the Plan.



     The undersigned certifies that _________ (INSERT THE NUMBER OF DIFFERENT BENEFICIAL OWNERS) beneficial owners of Common Stock in the aggregate amount of __________ shares, as identified by their respective customer account numbers set forth below, have delivered to the undersigned Ballots casting votes to REJECT the Plan.



ITEM 2: BENEFICIAL OWNER INFORMATION.


     The undersigned certifies that attached hereto is a true and accurate schedule of the beneficial owners of Common Stock, as identified by their respective customer account numbers and numbers of shares of Common Stock voted, that have delivered Ballots for the Common Stock to the undersigned.


     (Please complete Table A or attach the information requested by this Item 2 in the format of Table A.)


ITEM 3: ADDITIONAL BALLOTS SUBMITTED BY BENEFICIAL OWNERS.


     The undersigned certifies that it has transcribed the information, if any, provided in Item 3 of each Ballot for the Common Stock received from a beneficial owner.


     (Please complete Table B or attach the information requested by this Item 3 in the format of Table B.)

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ITEM 4: CERTIFICATIONS.


     By signing this Master Ballot, the undersigned certifies that each beneficial owner of the Common Stock whose votes are being transmitted by this Master Ballot has been provided with a copy of the Information Statement (as defined in the instructions hereto) relating to the Plan and all related solicitation materials. A record of the voting instructions received from each beneficial owner will remain on file with the undersigned (and be subject to inspection by the Bankruptcy Court) until the Effective Date of the Plan (or such other date as may be required by Court order).


     By signing this Master Ballot, the undersigned certifies that it is the registered or record owner of the shares of Common Stock set forth in Item 1 and/or has full power and authority to vote to accept or reject the Plan. The undersigned also acknowledges that this solicitation is subject to all the terms and conditions set forth in the Information Statement relating to the Plan.

                               Name of Record or Registered Holder:

                               _____________________________________________
                                              (Print or Type)

                               Signature:___________________________________

                               By:__________________________________________
                                              (Print or Type Name)

                               Title:_______________________________________
                                              (If Appropriate)

                               Address:_____________________________________
                                                   Street

                               _____________________________________________
                                              City, State and Zip Code

                               Telephone Number: _(__)______________________

                               _____________________________________________
                               Social Security or Federal Tax I.D. No.(Optional)

                               Date Completed:______________________________

           THIS MASTER BALLOT MUST BE RECEIVED BY HILL AND KNOWLTON,
          INC., 420 LEXINGTON AVENUE, NEW YORK, NEW YORK 10017 (ATTN:
        RESORTS BALLOT SOLICITATION GROUP), BY 5:00 P.M., NEW YORK CITY
          TIME, ON __________________________ OR THE VOTES TRANSMITTED
                           HEREBY WILL NOT BE COUNTED.

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                                     TABLE A

                          BENEFICIAL OWNER INFORMATION
                                  (RII CLASS 7)

- --------------------------------------------------------------------------------
                  INSERT NUMBER OF SHARES OF COMMON STOCK VOTED
- --------------------------------------------------------------------------------
CUSTOMER ACCOUNT NO.          ACCEPT THE PLAN               REJECT THE PLAN
- --------------------------------------------------------------------------------
1.
- --------------------------------------------------------------------------------
2.
- --------------------------------------------------------------------------------
3.
- --------------------------------------------------------------------------------
4.
- --------------------------------------------------------------------------------
5.
- --------------------------------------------------------------------------------
6.
- --------------------------------------------------------------------------------
7.
- --------------------------------------------------------------------------------
8.
- --------------------------------------------------------------------------------
9.
- --------------------------------------------------------------------------------
10.
- --------------------------------------------------------------------------------

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                                     TABLE B

   TRANSCRIPTION OF INFORMATION FROM ITEM 3 OF BALLOTS SUBMITTED BY BENEFICIAL
                                     OWNERS

- --------------------------------------------------------------------------------
                                    CUSTOMER ACCOUNT NUMBER
YOUR CUSTOMER                          OF OTHER ACCOUNT
ACCOUNT NUMBER     NAME OF HOLDER       (IF APPLICABLE)        NUMBER OF SHARES
- --------------------------------------------------------------------------------
1.
- --------------------------------------------------------------------------------
2.
- --------------------------------------------------------------------------------
3.
- --------------------------------------------------------------------------------
4.
- --------------------------------------------------------------------------------
5.
- --------------------------------------------------------------------------------
6.
- --------------------------------------------------------------------------------
7.
- --------------------------------------------------------------------------------
8.
- --------------------------------------------------------------------------------
9.
- --------------------------------------------------------------------------------
10.
- --------------------------------------------------------------------------------
11.
- --------------------------------------------------------------------------------
12.
- --------------------------------------------------------------------------------
13.
- --------------------------------------------------------------------------------
14.
- --------------------------------------------------------------------------------

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                   INSTRUCTIONS FOR COMMON STOCK MASTER BALLOT

       RESORTS INTERNATIONAL, INC. COMMON STOCK, PAR VALUE $.01 PER SHARE
                                 (RII CLASS 7)



     1. Resorts International, Inc. ("RII"), GGRI, Inc. ("GRI"), Resorts International Hotel, Inc.("RIH"), Resorts International Hotel Financing, Inc. ("RIHF"), and P. I. Resorts Limited ("PIRL") are soliciting the votes of your Beneficial Owners (as defined herein) with respect to the prepackaged joint plan of reorganization under chapter 11 of the Bankruptcy Code for RII and GRI (collectively, the "Debtors") which is proposed by RII, GRI, RIH, RIHF and PIRL (the "Plan") attached as Appendix A to the accompanying Information Statement/Prospectus dated January___, 1994 (the "Information Statement").



     2. This Master Ballot related to the Plan requests that you compile information with respect to the decisions to be made by the holders of Common Stock to accept or reject their treatment under the Plan. This Master Ballot is to be used by brokers, proxy intermediaries or other nominees for casting votes to accept or reject the Plan on behalf of Beneficial Owners (as defined herein) of Common Stock.



     3. You should deliver a Resorts International, Inc. Common Stock Ballot (the "Ballot") and other documents relating to the Plan including the Information Statement (collectively, the "Solicitation Materials") to each beneficial owner of the Common Stock, and take any action required to enable each such beneficial owner to vote the Common Stock. With regard to any Ballots returned to you, you must either (i) forward such Ballots to the Solicitation Agent (as defined herein) indicating the appropriate authority to vote on each such Ballot submitted or (ii)(a) retain such Ballots in your files and transfer the requested information from each such Ballot onto the attached Master Ballot or your computer generated version of the Master Ballot which indicates identical information, (b) execute the Master Ballot and (c) arrange for facsimile and/or delivery of such Master Ballot, as provided below, to Hill and Knowlton, Inc. (the "Solicitation Agent"), 420 Lexington Avenue, New York, New York 10017 (Attn: Resorts Ballot Solicitation Group). Please keep any records of the voting instructions received from beneficial owners until the Effective Date of the Plan (or such other date as may be required by Court order).



     4. If you are both the registered owner and beneficial owner of Common Stock and you wish to vote such Common Stock, you may return either a Ballot or a Master Ballot for such Common Stock.



     5. Multiple Master Ballots may be completed and delivered to the Solicitation Agent. Votes reflected by these multiple Master Ballots will be counted except to the extent that they are duplicative of other Master Ballots; if two or more Master Ballots are inconsistent, the latest Master Ballot that is received shall, to the extent of such inconsistency, supersede and revoke any prior Master Ballot. If more than one Master Ballot is submitted and the later Master Ballot(s) supplements rather than replaces earlier Master Ballot(s), please mark the subsequent Master Ballot(s) with the words "Additional Vote" or such other language as you customarily use to indicate an additional vote that is not meant to revoke an earlier vote.



     6. A computer generated version of the Master Ballot prepared by a bank, brokerage firm or its agent will be acceptable.


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     7.   If a Master Ballot must be completed by you, please complete, sign and return this Master Ballot so that it is received by the Solicitation Agent no later than 5:00 p.m., New York City time, on _______________ (the "Voting Deadline"). Master Ballots may be transmitted by facsimile. Master Ballots transmitted by facsimile must be received by Hill and Knowlton at
(212)_______________ no later than the Voting Deadline. For inspection purposes the original of any telecopied Master Ballot should be delivered to Hill and Knowlton so as to be received no later than fifteen (15)days after the Voting Deadline. Please contact the Solicitation Agent in order to arrange for delivery of the completed Master Ballot to its offices.



     8. To complete the Master Ballot properly, please take the following steps:


ITEM 1:

     Provide appropriate information for each of the items in Item 1 of the Master Ballot.

ITEM 2:


     Item 2 of the Master Ballot requests information for each individual beneficial owner for whom you hold Common Stock in your name or in street name. To identify such beneficial owners without disclosing their names, please use the customer account number assigned by you to each such beneficial owner. Please note that Item 2 of the Master Ballot requests information which would be obtained from Item 2 of the Ballot returned to you by your customers.


ITEM 3:

     Transfer the information regarding additional votes provided in Item 3 of the Ballot to Item 3 of the Master Ballot.

ITEM 4:

     (a) Sign and date your Master Ballot;

     (b) If you are completing this Master Ballot on behalf of another entity, kindly state your relationship with such entity; and

     (c) Provide your name and mailing address.


     IF YOU RETURN A MASTER BALLOT, PLEASE RETAIN IN YOUR FILES ANY RECORDS OF THE VOTING INSTRUCTIONS RECEIVED FROM THE BENEFICIAL OWNERS UNTIL THE EFFECTIVE DATE OF THE PLAN (OR SUCH OTHER DATE AS MAY BE REQUIRED BY COURT ORDER).


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     No fees or commissions or other remuneration will be payable to any broker, dealer or other person for soliciting Ballots accepting the Plans. We will, however, upon request, reimburse you for customary mailing and handling expenses incurred by you in forwarding the Ballots and other enclosed materials to your clients. We will also pay all transfer taxes, if any, applicable to the transfer and exchange of securities pursuant to and following confirmation of the Plans.

                   PLEASE DELIVER THIS MASTER BALLOT PROMPTLY!

         IF YOU HAVE ANY QUESTIONS REGARDING THIS BALLOT OR THE VOTING
                 PROCEDURES, PLEASE CALL THE SOLICITATION AGENT:

                             HILL AND KNOWLTON, INC.
                     ATTN: RESORTS BALLOT SOLICITATION GROUP
                              420 LEXINGTON AVENUE
                            NEW YORK, NEW YORK 10017
                                 (212) 210-8850.

     NOTHING CONTAINED HEREIN OR IN THE ENCLOSED DOCUMENT SHALL CONSTITUTE AUTHORITY FOR YOU OR ANY OTHER PERSON TO ACT AS THE AGENT OF THE DEBTORS OR THE SOLICITATION AGENT, OR AUTHORIZE YOU OR ANY PERSON TO USE ANY DOCUMENT OR MAKE ANY STATEMENTS ON BEHALF OF ANY OF THEM WITH RESPECT TO THE PLAN, EXCEPT FOR THE STATEMENTS CONTAINED IN THE DOCUMENTS ENCLOSED HEREWITH.

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